Exhibit 10.1

WMR BIOMEDICAL, INC.

2005 EQUITY INCENTIVE PLAN

1.	Purpose

The purpose of the WMR Biomedical, Inc. 2005 Equity Incentive Plan (the “Plan”) is to attract and retain key employees, directors and consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company’s Common Stock. Certain capitalized terms used herein are defined in section 8 below.

2.	Administration

The Plan shall be administered by the Committee. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee’s decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants and all determinations under the Plan with respect thereto.

3.	Eligibility

All employees, directors, and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be granted only to persons eligible to receive such Options under the Code.

4.	Stock Available for Awards

(a) Amount. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 2,685,000 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Adjustment. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation required under the Code) shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards and (iii) the exercise price with respect to any of the foregoing, provided that the number of shares subject to any Award shall always be a whole number, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award.

5.	Stock Options

(a) Grant of Options. Subject to the provisions of the Plan, the Committee may grant options (“Options”) to purchase shares of Common Stock (i) complying with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder (“Incentive Stock Options”) and (ii) not intended to comply with such requirements (“Nonstatutory Stock Options”). The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which in the case of Incentive Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. No Incentive Stock Option may be granted hereunder more than ten years after the effective date of the Plan.

(b) Terms and Conditions. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(c) Payment. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of a note or other commitment satisfactory to the Committee or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration, including a payment commitment of a financial or brokerage institution, as the Committee may determine.

6.	Restricted Stock

(a) Grant of Restricted Stock. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock subject to forfeiture (“Restricted Stock”) and determine the duration of the period (the “Restricted Period”) during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

(b) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant’s Designated Beneficiary.

7.	General Provisions Applicable to Awards

(a) Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

(b) Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

(c) Termination of Employment. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

(d) Change in Control. In order to preserve a Participant’s rights under an Award in the event of a change in control (as defined by the Committee) of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

(e) Transferability. In the discretion of the Committee, any Award may be made transferable upon such terms and conditions and to such extent as the Committee determines, provided that Incentive Stock Options may be transferable only to the extent permitted by the Code. The Committee may in its discretion waive any restriction on transferability.

(f) Loans. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise of any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

(g) Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant. In the Committee’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery.

(h) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

(i) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

8.	Certain Definitions

“Affiliate” means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

“Award” means any Option or Restricted Stock granted under the Plan.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

“Committee” means the Board or one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof.

“Common Stock” or “Stock” means the Common Stock, $0.001 par value, of the Company.

“Company” means WMR Biomedical, Inc., a Delaware corporation.

“Designated Beneficiary” means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death. In the absence of an effective designation by a Participant, “Designated Beneficiary” means the Participant’s estate.

“Fair Market Value” means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

“Participant” means a person selected by the Committee to receive an Award under the Plan.

9.	Miscellaneous

(a) No Right To Employment. No person shall have any claim or right to be granted an Award. Neither the Plan nor any Award hereunder shall be deemed to give any employee the right to continued employment or to limit the right of the Company to discharge any employee at any time.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

(c) Effective Date. Subject to the approval of the stockholders of the Company, the Plan shall be effective on January 3, 2005.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

(e) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

This Plan was approved by the Board of Directors on November 21, 2005.

This Plan was approved by the stockholders on November 21, 2005.

AMENDMENT NO. 1 TO WMR BIOMEDICAL, INC.

2005 EQUITY INCENTIVE PLAN

This Amendment No. 1 to the 2005 Equity Incentive Plan (the “Plan”) of WMR Biomedical, Inc. (the “Company”) has been approved by the Company’s Board of Directors on September 14, 2007.

Section 4(a) of the Plan is hereby amended to replace the first sentence thereof:

Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 3,588,500 shares of Common Stock, $0.001 par value per share, of the Company (the “Common Stock”).

AMENDMENT NO. 2 TO ARSENAL MEDICAL, INC.

2005 EQUITY INCENTIVE PLAN

This Amendment No. 2 to the 2005 Equity Incentive Plan, as amended (the “Plan”) of Arsenal Medical, Inc. (the “Company”) has been approved by the Company’s Board of Directors on April 4, 2009.

Section 4(a) of the Plan is hereby amended to replace the first sentence thereof:

Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 4,821,449 shares of Common Stock, $0.001 par value per share, of the Company (the “Common Stock”).

AMENDMENT NO. 3 TO ARSENAL MEDICAL, INC.

2005 EQUITY INCENTIVE PLAN

This Amendment No. 3 to the 2005 Equity Incentive Plan, as amended (the “Plan”) of Arsenal Medical, Inc. (the “Company”) has been approved by the Company’s Board of Directors on November 11, 2010.

Section 4(a) of the Plan is hereby amended to replace the first sentence thereof:

Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 4,901,449 shares of Common Stock, $0.001 par value per share, of the Company (the “Common Stock”).

AMENDMENT No. 4 TO ARSENAL MEDICAL, INC.

2005 EQUITY INCENTIVE PLAN

This Amendment No. 4 to the 2005 Equity Incentive Plan, as amended (the “Plan”) of Arsenal Medical, Inc. (the “Company”) has been approved by the Company’s Board of Directors on August 25, 2011.

Section 4(a) of the Plan is hereby amended to replace the first sentence thereof:

Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 9,743,632 shares of Common Stock, $0.001 par value per share, of the Company (the “Common Stock”).

AMENDMENT TO THE 2005 EQUITY INCENTIVE PLAN OF

480 BIOMEDICAL, INC.

(F/K/A WMR BIOMEDICAL, INC.)

The 2005 Equity Incentive Plan of 480 Biomedical, Inc. be and hereby is amended by deleting Section 4(a) in its entirety and substituting in its place the following:

“4.	Stock Available for Awards

(a) Amount. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 17,153,014 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Adopted by the Board of Directors September 23, 2015

Adopted by the Shareholders September 30, 2015

2005 ISO-	Shares

WMR BIOMEDICAL, INC.

2005 Equity Incentive Plan

Incentive Stock Option Certificate

WMR Biomedical, Inc. (the “Company”), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.001 par value, of the Company (the “Option”) under and subject to the Company’s 2005 Equity Incentive Plan (the “Plan”) exercisable on the following terms and conditions and those set forth on the reverse side of this Certificate:

Name of Optionholder:

Address:

Social Security No.

Number of Shares:
Option Price:
Date of Grant:

Exercisability Schedule:	[to be set at the time of Grant]

Expiration Date: [not more than 10 years from the Date of Grant as stated above]

This Option is intended to be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

By acceptance of this Option, the Optionholder agrees to the terms and conditions hereof.

WMR BIOMEDICAL, INC.

By:
Carmichael S. Roberts CEO and President

WMR BIOMEDICAL, INC. 2005 EQUITY INCENTIVE PLAN

Incentive Stock Option Terms And Conditions

1. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Company.

2. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

4. Method of Exercise. To exercise this Option, the Optionholder shall deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Committee may approve. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.

5. Rights as a Stockholder or Employee. The Optionholder shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionholder shall not have any rights to continued employment by the Company or its Affiliates by virtue of the grant of this Option.

6. Recapitalization, Mergers, Etc. As provided in the Plan, in the event of corporate transactions affecting the Company’s outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder or make provision for a cash payment If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionholder provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

7. Option Not Transferable. This Option is not transferable by the Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder’s lifetime, only by the Optionholder. The naming of a Designated Beneficiary does not constitute a transfer.

8. Exercise of Option After Termination of Employment. If the Optionholder’s employment with (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason other than by disability (within the meaning of section 22(e)(3) of the Code) or death, the Optionholder may exercise the rights which were available to the Optionholder at the time of such termination only within ninety days from the date of termination. If Optionholder’s employment is terminated as a result of disability, such rights may be exercised within twelve months from the date of termination. Upon the death of the Optionholder, his or her Designated Beneficiary shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the Optionholder at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

9. Compliance with Securities Laws. It shall be a condition to the Optionholder’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

10. Payment of Taxes. The Optionholder shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionholder. In the Committee’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.

11. Notice of Sale of Shares Required. The Optionholder agrees to notify the Company in writing within 30 days of the disposition of any shares purchased upon exercise of this Option if such disposition occurs within two years of the date of the grant of this Option or within one year after such purchase.

2005 NSO-	Shares

WMR BIOMEDICAL, INC.

2005 Equity Incentive Plan

Nonstatutory Stock Option Certificate

WMR Biomedical, Inc., a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.001 par value, of the Company (the “Option”) under and subject to the Company’s 2005 Equity Incentive Plan (the “Plan”) exercisable on the following terms and conditions and those set forth on the reverse side of this Certificate:

Name of Optionholder:
Address:

Social Security No.

Number of Shares:
Option Price:
Date of Grant:

Exercisability Schedule:	[to be set at the time of Grant]

Expiration Date:	[to be set at the time of Grant]

This Option shall not be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

By acceptance of this Option, the Optionholder agrees to the terms and conditions hereof.

WMR BIOMEDICAL, INC.

By:
Carmichael S. Roberts CEO and President

WMR BIOMEDICAL, INC. 2005 EQUITY INCENTIVE PLAN

Nonstatutory Stock Option Terms And Conditions

1. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Company.

2. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

4. Method of Exercise. To exercise this Option, the Optionholder shall deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Committee may approve. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is to be exercised.

5. Rights as a Stockholder or Employee. The Optionholder shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionholder shall not have any rights to continued employment by the Company or its Affiliates by virtue of the grant of this Option.

6. Recapitalization, Mergers, Etc. As provided in the Plan, in the event of corporate transactions affecting the Company’s outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder or make provision for a cash payment. If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionholder provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

7. Option Not Transferable. This Option is not transferable by the Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder’s lifetime, only by the Optionholder. The naming of a Designated Beneficiary does not constitute a transfer.

8. Exercise of Option After Termination of Service. If the Optionholder’s status as an employee, director or consultant of (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section transaction to which 424(a) of the Code applies, is terminated for any reason other than by disability (within) the meaning of section 22(e)(3) of the Code) or death, the Optionholder excercise the rights which were available to the Optionholder at the time of such termination only within ninety days from the date of termination. If such status is terminated as a result of disability, such rights may be exercised within twelve months from the date of termination. Upon the death of the Optionholder, his or her Designated Beneficiary shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the Optionholder at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

9. Compliance with Securities Laws. It shall be a condition to the Optionholder’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

10. Payment of Taxes. The Optionholder shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionholder. In the Committee’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.

WMR Biomedical, Inc.

2005 Equity Incentive Plan

Restricted Stock Agreement

WMR Biomedical, Inc. (the “Company”), a Delaware corporation, and                      (the “Purchaser”) have entered into this Restricted Stock Agreement dated                      under the Company’s 2005 Equity Incentive Plan (the “Plan”). Capitalized terms not otherwise defined herein have the meanings given to them in the Plan.

1. Purchase and Sale of Shares. Pursuant to the Plan and subject to the terms and conditions of this Agreement, the Company hereby agrees to sell to Purchaser                      shares of the Company’s Common Stock, $0.001 par value (the “Shares”) at a price of $                 per share (the “Purchase Price”). The Purchase Price for the Shares will be paid in cash, by delivery to the Company of a check payable to the order of the Company, upon execution of this Agreement.

2. Restrictions on the Shares. Until the Shares vest as set forth in Section 3:

(a) the Shares may not be sold, assigned, pledged or transferred by the Purchaser, and

(b) the Shares shall be subject to the repurchase right (the “Repurchase Right”) set forth in Section 4.

3. Vesting of the Shares. For purposes of this Agreement:

(a)                          shares shall vest on                          (the “Vesting Start Date”).

(b) The remaining                          shares shall vest thereafter in                  (       ) equal portions of                  shares each.

4. Repurchase Right.

(a) Purchaser agrees that if for any reason, including death or disability, Purchaser ceases, voluntarily or involuntarily, to be engaged by the Company as an employee or consultant (such event hereinafter referred to as “Purchaser’s Departure”), then the Company shall have the right but not the obligation, at any time within ninety (90) days after the Purchaser’s Departure, to purchase from the Purchaser (or his personal representative, as the case may be) all of the Shares purchased hereunder which have not vested under Section 3 (the “Unvested Shares”) at the Purchase Price and on the terms set forth in this Section 4. As used in this Section 4, “disability” means (i) legal incapacity or (ii) any other incapacity which the Company reasonably determines makes it more probable than not that Purchaser will be unable to perform services for the Company as an employee or consultant for a total of at least three (3) months out of any six-month period because Purchaser’s physical or mental health shall have become impaired so as to make it impossible or impractical for Purchaser to perform the duties and responsibilities contemplated for such office.

(b) The Company may exercise its option to repurchase the Unvested Shares by giving Purchaser notice at any time within ninety (90) days after the date of Purchaser’s Departure, specifying a date for repurchase not more than one hundred twenty (120) days after Purchaser’s Departure. Payment of the Purchase Price for the Unvested Shares shall be tendered and payable by Company check at 11:00 a.m. local time at the principal office of the Company against delivery of the certificate for such Shares, duly endorsed for transfer or accompanied by a duly executed stock power.

(c) If the Company gives Purchaser notice of its exercise thereof pursuant to this Section 4 and has made available or tendered the purchase price at the place and time set forth in such notice of exercise, then after such time all Purchaser’s right as a holder of the Unvested Shares shall cease, other than the right to receive the Purchase Price therefor, and the Unvested Shares shall no longer be deemed to be outstanding, regardless of whether the certificate therefor has been delivered to the Company.

(d) Failure of the Company to exercise its option under this Section 4 to repurchase Unvested Shares shall result in such Unvested Shares becoming vested for purposes of Section 5 below.

5. Right of First Refusal.

(a) Purchaser shall not sell, assign, transfer, exchange, pledge or otherwise dispose of any Shares which have vested as set forth in Section 3 or Section 4(d) above except to a Permitted Transferee (as defined below) unless prior to any sale or other transfer thereof, Purchaser (or his or her personal representative, as the case may be) shall provide the Company with written notice, in the manner provided in Section 15 hereof, describing the number of vested Shares intended to be sold or transferred, the price and the general terms of the proposed sale or transfer.

(b) The Company shall have the right (the “First Refusal Right”), at any time within sixty (60) days after the notice required by Section 5(a) hereof, to purchase from Purchaser (or his personal representative, as the case may be) all but not less than all of the Shares specified in, and at the price (the “First Refusal Price”) and upon the general terms specified in, such notice.

(c) If the First Refusal Right is not exercised, then for a period of 120 days, Purchaser (or his personal representative, as the case may be) shall be free to sell, or otherwise transfer up to but not exceeding the number of Shares specified in the notice required by Section 5(a) hereof, at a price and upon general terms no more favorable to purchasers or transferees thereof than specified in the notice required by Section 5(a) hereof.

(d) In the event that any Shares which are free to be sold or otherwise transferred under the terms of Section 5(c) hereof are not sold or otherwise transferred within said 120-day period, such Shares shall again be subject to the First Refusal Right and Purchaser (or his personal representative, as the case may be) shall comply with all the provisions of this Section 5 prior to selling or otherwise transferring any such Shares.

(e) Failure to exercise the First Refusal Right with respect to any Shares shall not constitute a waiver of the First Refusal Right with respect to any other Shares.

(f) A “Permitted Transferee” shall mean any of such Purchaser’s ancestors, descendants or spouse or any trust for the benefit of any such persons or a trust for the benefit of the Purchaser, provided that Shares transferred to a Permitted Transferee shall remain subject to this Agreement and such Permitted Transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such Permitted Transferee shall be bound by all the terms and conditions of this Agreement.

6. Exercise Procedure. The Repurchase Right and the First Refusal Right shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 15 hereof. The Repurchase Price and the First Refusal Price shall be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company or in cash (by check) or both.

7. Assignability of Rights. The Company may, in its sole discretion, assign its rights under Sections 4 and 5.

8. Effect of Certain Transactions. If, from time to time during the term of the Repurchase Right or the First Refusal Right (i) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or (ii) there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property (other than cash) to which Purchaser is entitled by reason of his ownership of Shares shall be subject to the Repurchase Right or the First Refusal Right, as the case may be, and be included in the word “Shares” for all purposes of the Repurchase Right and the First Refusal Right with the same force and effect as the Shares subject to the Repurchase Right and the First Refusal Right. While the total Repurchase Price shall remain the same after each such event, the Repurchase Price per share of Shares upon exercise of the Repurchase Right shall be appropriately adjusted. For purposes of vesting, stock acquired as provided in clauses (i) and (ii) above shall be deemed to have been acquired at the time of acquisition of the Shares on which such Shares were distributed.

9. Termination of First Refusal Right. The First Refusal Right shall terminate only (i) upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of shares of Common Shares of the Company to the public or (ii) upon the consolidation, merger or sale of all, or substantially all of the assets of the Company in which securities of the acquiring company (or any affiliate of the acquiring company) are issued to the Purchaser in exchange for the Shares, provided that such securities are issued by a publicly held corporation.

10. Legends. All certificates representing any Shares subject to the provisions of this Agreement shall have endorsed thereon the following legends:

(a) “Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to a repurchase right and a first refusal right, contained in a certain agreement between the record holder hereof and the corporation, a copy of which may be obtained from the Secretary of the corporation upon receipt by the corporation of a written request therefor.”

(b) Any legend required to be placed thereon by federal or state securities laws.

11. Purchaser Representations. Purchaser acknowledges that the Shares to be issued pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Act”), and Purchaser warrants and represents to the Company as follows:

(a) Purchaser is purchasing the Shares solely for his or her own account for investment and not with a view to or for sale or distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the securities or any portion thereof. Purchaser also represents that the entire legal and beneficial interest of the Shares that Purchaser is purchasing is being purchased for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person.

(b) Purchaser has heretofore discussed the Company and its plans, operations and financial condition with its officers, and Purchaser has heretofore received all such information as Purchaser deems necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Shares of the Company. Purchaser further represents and warrants that Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

(c) Purchaser realizes that the purchase of the Shares will be a highly speculative investment and Purchaser is able, without impairing his or her financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of the investment.

(d) The Purchaser acknowledges that the Company hereby discloses to Purchaser in writing:

(i) the sale of the Shares which the Purchaser is purchasing has not been registered under the Act and the Shares must be held indefinitely unless a transfer of the Shares is subsequently registered under the Act or an exemption from such registration is available;

(ii) the share certificate representing the Shares will be stamped with the legends restricting transfer specified in this Agreement; and

(iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

12. Prohibited Transfers. The Company shall not be required (i) to transfer on its books any Shares of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares, or to accord the right to vote as such owner or to pay dividends to, any transferee to whom such shares shall have been so transferred. In the event of a sale of Shares by Purchaser pursuant to Section 5(c) hereof, Purchaser shall furnish to the Company proof that such sale was made in compliance with the provisions of Section 5(c) hereof as to price and general terms of such sale.

13. Rights as a Shareholder. Subject to the provisions of this Agreement, Purchaser shall, during the term of this Agreement, be entitled to exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

14. Further Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

15. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below his signature or at such other address as such party may designate by ten days’ advance written notice to the other party hereto.

16. Section 83(b) Election. Purchaser understands that when the Company’s repurchase rights under Section 4 lapse with respect to the Shares, Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), imposes a tax at ordinary income rates with respect to such Shares in an amount equal to the excess of the fair market value of such Shares, determined on the date such repurchase rights lapsed, over the Share Price for such Shares. Purchaser also understands that (i) alternatively, Purchaser may elect, in substantially the form for making this election attached as Exhibit 1 hereto, to be taxed in the year the Shares were purchased rather than when the Company’s option to repurchase the Shares expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase; (ii) if Purchaser files such an election, Purchaser will be taxed at ordinary income rates on the excess, if any, of the fair market value of all Shares on the date of purchase over the Share Price; (iii) even if the fair market value of the Share equals the Share Price for the Shares, the election must be made if Purchaser wishes to fix any tax liability at the time of purchase rather than at the time the Company’s option to repurchase the Shares expires; (iv) if Purchaser makes such an election Purchaser must provide the Company with a copy of the election prior to filing it with the Internal Revenue Service; and (v) Purchaser must file another copy of the election with his federal income tax return for the tax year in which Purchaser filed the election. Purchaser acknowledges that it is Purchaser’s sole responsibility and not the Company’s to determine whether it is advisable to make the election and, if Purchaser so elects, to file the election in timely fashion and to make any filings under corresponding provisions of state tax law.

17. Limitation of Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company or any Affiliate to terminate Purchaser’s employment or engagement as a consultant, for any reason, with or without cause.

18. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon Purchaser and his heirs, executors or administrators, or his successors and assigns.

19. Governing Law. This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Massachusetts.

20. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

WMR BIOMEDICAL, INC.

By:
Carmichael S. Roberts CEO and President

PURCHASER:

Name:

Address:

Exhibit 1

Election to Include in Gross Income in Year

of Transfer Pursuant to Section 83(b)

of the Internal Revenue Service

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1. The name, address and taxpayer identification number of the undersigned are:

Name:
Address:

SS#:

2. Description of property with respect to which the election is being made is:

                          shares of Common Stock, $0.001 par value, of WMR Biomedical, Inc. (the “Company”) received pursuant to a Restricted Stock Agreement.

3. Date on which property was transferred is                             .

The taxable year to which this election relates is calendar year         .

4. Nature of restrictions to which property is subject:

Termination of the Taxpayer’s position as an employee of or consultant to the Company would allow the Company to repurchase the Shares pursuant to Section 4 of the Restricted Stock Agreement at a price per share of $                .

5. The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $                     per share.

6. The amount paid by taxpayer for said property is $                     per share.

7. A copy of this statement has been furnished to the Company.

Dated:

Name: